                                                                      EXHIBIT 25


   _____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             _____________________

                       HARRIS TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

           California                                       94-0304530
     (State of incorporation                             (I.R.S. employer
     if not a national bank)                            Identification No.)

                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California  90017
                    (Address of principal executive offices)

              Esther Cervantes, Harris Trust Company of California
                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California 90017
                                 (213) 239-0675
           (Name, address and telephone number for agent for service)

                            ----------------------

                            FIRSTFED FINANCIAL CORP.
              (Exact name of obligor as specified in its charter)

                Delaware                                    95-4087749
     (State or other jurisdiction of                     (I.R.S. employer
     incorporation or organization)                     identification No.)

                             401 Wilshire Boulevard
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 319-6000

                             _____________________

                                     NOTES

                      (Title of the indenture securities)





                                    GENERAL

Item 1.          General Information.

        Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                          State Banking Department
                          111 Pine Street
                          Suite 1100
                          San Francisco, California 94104


         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.


Item 2.          Affiliations with Obligor.

                 If the obligor is an affiliate of the Trustee, describe each affiliation.

                 None.

Item 16.         List of Exhibits.

         Exhibit T-1A.    A copy of the articles of association of Trustee as
                          presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994

         Exhibit T-1B.    A copy of the certificate of authority of the Trustee
                          to commence business, if not contained in the articles of association: Certificate of Authority to commence business.

                          Exhibits T-1B is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1B.

         Exhibit T-1C.    A copy of the authorization of the Trustee to
                          exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above.

                          Exhibits T-1C is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1C.

         Exhibit T-1D.    Copy of the existing bylaws of the Trustee or
                          instruments corresponding thereto: By-Laws of Harris
                          Trust Company of California as of March 30, 1988, as presently in effect.

                          Exhibits T-1D is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1D.

         Exhibit T-1E.    A copy of each indenture referred to in Item 4, if
                          obligor is in default.

                          Not Applicable.

         Exhibit T-1F.    The consents of United States institutional trustees
                          required by Section 321 of the Act.

                          Exhibits T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

         Exhibit T-1G.    A copy of the latest report of condition of the
                          Trustee published pursuant to law or the requirement of its supervising or examining authority: Statement of Condition as published in the Daily Journal and provided to the Administrator of Local Agency
                          Security for the period ending March 31, 1994.

         Exhibit T-1H.    A copy of any order pursuant to which the foreign
                          trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                          Not Applicable.

         Exhibit T-1I.    Foreign trustees are required to file a consent to
                          service of process on Forms F-X.

                          Not Applicable.

                                   SIGNATURES


                          Pursuant to the requirements of the Trust Indenture
Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on July 18, 1994.


                                          HARRIS TRUST COMPANY OF
                                                CALIFORNIA




                                          By   /s/    ESTHER CERVANTES
                                             ---------------------------------
                                                      Esther Cervantes
                                                  Assistant Vice President

                   CERTIFICATE OF AMENDMENT AND RESTATEMENT

                    RESTATED ARTICLES OF INCORPORATION OF
                      HARRIS TRUST COMPANY OF CALIFORNIA



Steven R. Rothbloom and Blanche O. Hurt certify:

1. That they are the President and Secretary, respectively, of Harris Trust Company of California, a California corporation.

2. That at a special meeting of the board of directors of the corporation duly held by conference telephone on October 28, 1993, the board duly approved and adopted amendments to the Articles of Incorporation. The Articles of Incorporation of this corporation are amended and restated in full to read as follows:

        FIRST:          The name of this corporation is:
                        Harris Trust Company of California

        SECOND: The purpose of this corporation is to engage in trust business and any other lawful activities which are not, by applicable laws or regulations, prohibited to a trust company.

        THIRD: This corporation is authorized to issue only one class of shares of stock which shall be designated "common" stock. The total number of shares which the corporation is authorized to issue is 25,000.

                        The common shares of this corporation shall be subject to assessment by the Board of Directors upon order of the Superintendent of Banks of the State of California for the purpose of restoring an impairment or reduction of capital in the manner and to the extent provided by the Financial Code of the State of California.

        FOURTH:         This corporation elects to be governed by

                        (a)     all of the provisions of the General
                                Corporation Law of California not otherwise applicable to it under Chapter 23 thereof, and

                        (b) all of the provisions of the Revised Banking Law effective January 1, 1979 not otherwise applicable to it under Chapter 1.5 thereof, to the extent applicable to trust companies.

3. The foregoing amendment and restatement of the Articles of Incorporation have been duly adopted and approved by written consent of the sole shareholder.

In witness whereof, the undersigned have executed this Certificate of Amendment on October 28, 1993.

                                                    /s/  STEVEN R. ROTHBLOOM
                                                --------------------------------
                                                 Steven R. Rothbloom, President

                                                      /s/  BLANCHE O. HURT
                                                --------------------------------
                                                   Blanche O. Hurt, Secretary

                                                           AFFIDAVIT

I, Steven R. Rothbloom, being duly sworn, do hereby swear under penalty of perjury and affirm that the information set forth in the certificate above is true and accurate of my own personal knowledge.

FURTHER AFFIANT SAYETH NOT.

                                                    /s/  STEVEN R. ROTHBLOOM
                                                --------------------------------

SUBSCRIBED AND SWORN TO
before me this 4th day of
February, 1994
at Chicago, Illinois


                               OFFICIAL SEAL
                               KIMBERLY LANGE
                     NOTARY PUBLIC, STATE OF ILLINOIS
                      MY COMMISSION EXPIRES 12-14-97


    /s/  KIMBERLY LANGE
- ----------------------------
Notary Public
My commission expires:

                                  AFFIDAVIT

   I, Blanche O. Hurt, being duly sworn, do hereby swear under penalty of perjury and affirm that the information set forth in the certificate above is true and accurate of my own personal knowledge.

FURTHER  AFFIANT SAYETH NOT.

                                                      /s/  BLANCHE O. HURT
                                                --------------------------------

SUBSCRIBED AND SWORN TO
before me this 4th day of
February, 1994
at Chicago, Illinois


                               OFFICIAL SEAL
                               KIMBERLY LANGE
                     NOTARY PUBLIC, STATE OF ILLINOIS
                      MY COMMISSION EXPIRES 12-14-97


    /s/  KIMBERLY LANGE
- ----------------------------
Notary Public
My commission expires:

TRUST COMPANY                  PUBLISHER'S COPY

Consolidated Report of Condition of "Harris Trust Company of California"
                                    ------------------------------------------

Located at      Los Angeles         Los Angeles         California      90017
           -------------------------------------------------------------------
                 (City)               (County)           (State)        (Zip)

as of close of business on March 31, 1994                       Bank No. 642
                           --------------                               -------
===============================================================================
                  ASSETS                         Dollar Amounts in Thousands
===============================================================================

 1. Cash and due from banks.................................            64   1
 2. U.S. Treasury securities................................       5   731   2
 3. Obligations of other U.S. Government agencies and
    corporations............................................       4   501   3
 4. Obligations of States and political subdivisions........                 4
 5. Other securities (including $  0  corporate stocks).....           475   5
                                ------
 6. (a) Loans...............................................                 6a
    (b) Less: Reserve for possible loan losses..............                 6b
    (c) Loans (Net).........................................                 6c
 7. Bank premises, furniture and fixtures and other assets
    representing bank premises
    (including $  0  capital leases)........................            39   7
               ------
 8. Real estate owned other than bank premises..............                 8
 9. Investments in subsidiaries not consolidated............                 9
10. Other assets (including $659 intangibles)...............       1   226  10
                            ----
11. TOTAL ASSETS............................................       8   036  11

               LIABILITIES

12. Liabilities for borrowed money..........................                12
13. Mortgage indebtedness (including $ 0 capital leases) ...                13
14. Other liabilities.......................................           451  14
15. TOTAL LIABILITIES.......................................           451  15
16. Capital notes and debentures............................                16

            SHAREHOLDERS EQUITY

17. Preferred stock --
      (Number shares outstanding     )......Amount $.......XXX   XXX   XXX  17
                                -----
18. Common stock --
      (Number shares authorized      )
                                -----
      (Number shares outstanding     )......Amount $2,500  XXX   XXX   XXX  18
                                -----              ------
19. Surplus.................................Amount $2,500  XXX   XXX   XXX  19
                                                   -----------------------
20. TOTAL CONTRIBUTED CAPITAL...............................       5   000  20
21. Retained earnings and other capital reserves............       2   585  21
22. TOTAL CAPITAL ACCOUNTS..................................       7   585  22
23. TOTAL LIABILITIES, AND CAPITOL ACCOUNTS.................       8   036  23

              MEMORANDA

 1. Assets deposited with State Treasurer to qualify for                     1
    exercise of fiduciary powers (market value).............           255
- -------------------------------------------------------------------------------
The undersigned, M. Valoise Douglas, VP, GM and Steven Rothbloom, Pres., Chrmn.
                 --------------------------     -------------------------------
                     (Name and Title)                 (Name and Title)

of the above-named trust company, each declares, for himself alone and not for the other: I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on April 27, 1994, at Los Angeles, California.
            --------------    ------------
                (Date)           (City)


                   M. Valoise Douglas                   Steven Rothbloom
             --------------------------------    -----------------------------
                       (Signature)                        (Signature)

                           LA1-DJC 8202789 5/5/94

                  READ CAREFULLY THE FOLLOWING INSTRUCTIONS

        Section 1935 of Banking Law (Division 1 of Financial Code) provides that every Trust Company at the time of furnishing a report under Section 1931 publish a condensed statement of its financial condition setting forth such information and in such form as may be required by the Superintendent of Banks.

        Each Consolidated Report of Condition which is required to be made by a Trust Company shall be published by such Trust Company within ____ days from receipt of the Call therefor.

        The report shall be printed in a newspaper of general circulation published in the city or town where the head office of the Trust Company is located or, if there is no newspaper of general circulation published in such city or town, then in a newspaper of general circulation published in the county where the head office of the Trust Company is located.

        The copy of the report for the use of the printer should be prepared on the face side of this form. The published information must agree in every respect with that shown on the Consolidated Report of Condition, except that any item for which no amount is shown may be omitted in the published statement. The signatures must be the same in the published statement as in the original report, but they may be typewritten or otherwise copied on the report for publication.

        Printer's proof of the report for publication should be carefully checked, since republication will be required of reports in which errors appear.

                             PROOF OF PUBLICATION

I,   STELLA H. LEE   , declare:
   -----------------
        (Name)

         [ ] printer

I am the [ ] foreman of the printer of  L.A. DAILY JOURNAL
                                       --------------------
         [X] principal clerk of         (Name of Newspaper)
               the printer

Said newspaper has been adjudicated to be a newspaper of general circulation pursuant to Article 2 (commencing with Section 6020), Chapter 1, Division 7, Title 1 of the California Government Code, and is published in the City of LOS ANGELES, County of LOS ANGELES, State of California.
   -----------            -----------

The report of    HARRIS TRUST CO.  , of which the annexed is a true printed
              ---------------------
              (Name of Institution)

copy, was published in said newspaper on 05/05/94.
                                         --------
                                          (Date)

I declare under penalty of perjury that the foregoing is true and correct.

Executed on 05/05/94, at LOS ANGELES, California.
            --------     -----------
             (Date)        (City)


                                   S. LEE
                                 -----------
                                 (Signature)